                         1,250,000 Preferred Securities

                              BVBC CAPITAL TRUST I

                   ____% Cumulative Trust Preferred Securities
              (Liquidation Amount of $8.00 per Preferred Security)


                             UNDERWRITING AGREEMENT


                                 ________, 2000



                                                            DRAFT DATED 7/13/00




STIFEL, NICOLAUS & COMPANY, INCORPORATED

As Representative of the Underwriters

501 North Broadway, 9th Floor
St. Louis, Missouri 63102



Ladies and Gentlemen:


         Blue Valley Ban Corp., a Kansas corporation (the "Company"), and its financing subsidiary, BVBC Capital Trust I, a Delaware business trust (the "Trust," and hereinafter together with the Company, the "Offerors"), propose that the Trust issue and sell to the several underwriters listed on Schedule I hereto (the "Underwriters") pursuant to the terms of this Agreement, 1,250,000 of the Trust's ____% Cumulative Trust Preferred Securities, with a liquidation amount of $8.00 per preferred security (the "Preferred Securities"), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the Prospectus (as hereinafter defined). The aforementioned 1,250,000 Preferred Securities to be sold to the Underwriters are herein called the "Firm Preferred Securities." Solely for the purpose of covering over-allotments in the sale of the Firm Preferred Securities, the Offerors further propose that the Trust issue and sell to the Underwriters, at their option (the "Option"), up to an additional 187,500 Preferred Securities (the "Option Preferred Securities") upon exercise of the over-allotment option granted in Section 1 hereof. The Firm Preferred Securities and any Option Preferred Securities are herein collectively referred to as the "Designated Preferred Securities." You are acting as representative of the Underwriters and in such capacity are hereinafter referred to as the "representative."



                  The Offerors hereby confirm as follows their agreement with each of the Underwriters in connection with the proposed purchase of the Designated Preferred Securities.


         1. SALE, PURCHASE AND DELIVERY OF DESIGNATED PREFERRED SECURITIES; DESCRIPTION OF DESIGNATED PREFERRED SECURITIES.

                  (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust shall issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $8.00 per Preferred Security (the "Purchase Price"), the respective number of Firm Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto. Because the proceeds from the sale of the Firm Preferred Securities will be used to purchase from the Company its Debentures (as hereinafter defined and as described in the Prospectus), the Company shall pay to each Underwriter a commission of $______ per Firm Preferred Security purchased (the "Firm Preferred Securities Commission"). In accordance with Section 9 hereof, the Representative may by notice to the Company amend Schedule I to add, eliminate or substitute names set forth therein (other than to eliminate the name of the Representative) and to amend the number of Preferred Securities to be purchased by any firm or corporation listed thereon, provided that the total number of Firm Preferred Securities listed on Schedule I shall equal 1,250,000.



                  In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants to the Underwriters, severally and not jointly, the Option to purchase all or any portion of the 187,500 Option Preferred Securities, and upon the exercise of the Option in accordance with this Section 1, the Offerors hereby agree that the Trust shall issue and sell to the Underwriters, severally and not jointly, all or any portion of the Option Preferred Securities at the same Purchase Price per share paid for the Firm Preferred Securities. If any Option Preferred Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Trust that proportion (subject to adjustment as the Representative may determine to avoid fractional shares) of the number of Option Preferred Securities to be purchased that the number of Firm Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in section 9 hereto) bears to 1,250,000. Because the proceeds from the sale of the Option Preferred Securities will be used to purchase from the Company its Debentures, the Company shall pay to the Underwriters a commission of $______ per Option Preferred Security for each Option Preferred Security purchased (the "Option Preferred Securities Commission"). The Option shall expire at 5:00 p.m. St. Louis time 30 days after the Effective Date (as hereinafter defined) and may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Preferred Securities. The Option may be exercised in whole or in part at any time (but not more than once) by the Representative giving notice (confirmed in writing) to the Trust setting forth the number of Option Preferred Securities as to which the Underwriters are exercising the Option and the time and date for payment and delivery of the Global Securities (as hereafter defined) for such Option Preferred Securities. Such time and date of payment and delivery for the Option Preferred Securities (the "Option Closing Date") shall be determined by the Representative, but shall not be earlier than two nor later than four business days after the exercise of the Option, nor in any event prior to the Closing Date (as hereinafter defined). The Option Closing Date may be the same as the Closing Date.



                  Payment of the Purchase Price and the Firm Preferred Securities Commission and delivery of the Global Securities for the Firm Preferred Securities shall be made at the offices of the Representative, 501 North Broadway, St. Louis, Missouri 63102, or such other place as shall be agreed to by the Representative and the Offerors, at 10:00 a.m.,




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St. Louis time, on ________, 2000, or at such other time not more than five full business days thereafter as the Offerors and the Representative shall determine (the "Closing Date"). The Trust shall deliver or cause to be delivered to you for the account of the Underwriters against payment to or upon the order of the Trust of the purchase price in federal or other immediately available funds, the Firm Preferred Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Property Trustee as custodian for the Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form. If the Underwriters exercise the Option to purchase any or all of the Option Preferred Securities, payment of the Purchase Price and Option Preferred Securities Commission and delivery of the Global Securities for such Option Preferred Securities shall be made on the Option Closing Date at the offices of the Representative, or at such other place as the Offerors and the Representative shall determine. Upon delivery, the Option Preferred Securities shall be in the form of one or more Global Securities registered in the name of Cede & Co., as nominee of DTC. Payments for the Designated Preferred Securities shall be made to an account designated by the Trust by wire transfer, in same day funds, in the amount of the aggregate Purchase Price therefor, against delivery by or on behalf of the Trust to the Representative for the respective accounts of the Underwriters of certificates for the Designated Preferred Securities to be purchased by the Underwriters.


                  The agreement contained herein with respect to the timing of the Closing Date and Option Closing Date is intended to, and does, constitute an express agreement, as described in Rule 15c6-1(c) and (d) promulgated under the 1934 Act (as defined herein), for a settlement date other than three business days after the date of the contract.


                  Time shall be of the essence, and delivery of the Global Securities for the Designated Preferred Securities at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.



                  (b) The Offerors propose that the Trust issue the Designated Preferred Securities pursuant to an Amended and Restated Trust Agreement among Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees named therein (collectively, the "Trustees"), and the Company, in substantially the form heretofore delivered to the Representative (the "Trust Agreement"). In connection with the issuance of the Designated Preferred Securities, the Company proposes (i) to issue its Subordinated Debentures (the "Debentures") pursuant to an Indenture, in substantially the form heretofore delivered by the Offerors to the Representative, between the Company and Wilmington Trust Company, as Trustee (the "Indenture"), and (ii) to guarantee certain payments on the Designated Preferred Securities pursuant to a Preferred Securities Guarantee Agreement, in substantially the form heretofore delivered by the Offerors to the Representative, between the Company and Wilmington Trust Company, as Guarantee Trustee (the "Guarantee"), to the extent described therein.


         2.       REPRESENTATIONS AND WARRANTIES.


                  (a) The Offerors jointly and severally represent and warrant to, and agree with, each of the Underwriters that:




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                           (i) The Offerors have prepared and filed with the
         Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File Numbers 333-34328 and 333-34328-01) for the registration of, among other securities, the Designated Preferred Securities, the Guarantee and up to $11,855,672 aggregate principal amount of Debentures under the Securities Act of 1933, as amended (the "1933 Act"), including the related prospectus subject to completion, and one or more amendments to such registration statement may have been so filed, in each case in conformity in all material respects with the requirements of the 1933 Act, the rules and regulations promulgated thereunder (the "1933 Act Regulations") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations promulgated thereunder. Copies of such registration statement, including any amendments thereto, each Preliminary Prospectus (as defined herein) contained therein and the exhibits, financial statements and schedules to such registration statement, as finally amended and revised, have heretofore been delivered by the Company to the Representative. After the execution of this Agreement, the Company shall file with the Commission (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the 1933 Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the 1933 Act Regulations ("Rule 430A") or permitted by Rule 424(b) of the 1933 Act Regulations ("Rule 424(b)") and as have been provided to and not objected to by the Representative prior to (or as are agreed to by the Representative subsequent to) the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the 1933 Act, an amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, a copy of which amendment has been furnished to and not objected to by the Representative prior to (or is agreed to by the Representative subsequent to) the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective under the 1933 Act, including (1) all financial statements and schedules and exhibits thereto, and (2) any information omitted therefrom pursuant to Rule 430A and included in the Prospectus; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement and each prospectus filed pursuant to Rule 424(a) under the 1933 Act); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b)(1) or (4) or, if no prospectus is required to be filed pursuant to Rule 424(b)(1) or (4), the prospectus included in the Registration Statement, in each case including the financial statements and schedules. The date on which the Registration Statement becomes effective is hereinafter referred to as the "Effective Date." A registration statement with respect to the Preferred Securities and the Guarantee has been prepared by the Offerors pursuant to and in conformity in all material respects with the Securities and Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations promulgated thereunder (the "1934 Regulations"), and has been filed with the Commission under the 1934 Act, and such registration statement will become effective under the 1934 Act when the Registration Statement is declared effective. No document has been or shall be prepared or distributed in reliance on Rule 434 under the 1933 Act.





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                           (ii) No order preventing or suspending the use of the
         Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) has been issued by the Commission, nor has the Commission, to the knowledge of the Offerors, threatened to issue such an order or instituted proceedings for that purpose. Each Preliminary Prospectus, at the time of filing thereof, (A) conformed and complied in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder), and (B) did not include or contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by any of the Underwriters expressly for inclusion in the Preliminary Prospectus or the Prospectus (the "Underwriters' Information"). The Underwriters' Information includes only the concession and reallowance figures appearing in the third paragraph under the caption "Underwriting" in the Prospectus and the information contained in the seventh paragraph under the caption "Underwriting" in the Prospectus.


                           (iii) At the Effective Date and at all times subsequent thereto, up to and including the Closing Date and, if applicable, the Option Closing Date, the Registration Statement and any post-effective amendment thereto (A) conformed and complied and will conform and comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, and the Trust Indenture Act (and the rules and regulations thereunder), and (B) did not and will not include or contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty does not apply to the Underwriters' Information. At the Effective Date and at all times when the Prospectus is required to be delivered in connection with offers and sales of Designated Preferred Securities, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Prospectus, as amended or supplemented, (A) conformed and complied and will conform and comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder), and (B) did not include or contain and will not include or contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to the Underwriters' Information.

                           (iv) (A) The Company is duly organized, validly existing and in good standing under the laws of the State of Kansas, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted and is duly registered as bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

                                (B) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to own its property and conduct its business as





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         described in the Registration Statement and the Prospectus (or, if the
         Prospectus is not in existence, the most recent Preliminary Prospectus), to issue and sell its common securities (the "Common Securities") to the Company pursuant to the Trust Agreement, to issue and sell the Designated Preferred Securities, to enter into and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); the Trust is not a party to or bound by any agreement or instrument other than this Agreement and the Trust Agreement among the Administrative Trustees and Wilmington Trust Company dated March 30, 2000 (the "Original Trust Agreement"); at the Closing Date or any Option Closing Date, the Trust will not be a party to or be bound by any agreement or instrument other than the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is not, and at the Closing Date or any Option Closing Date shall not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date or any Option Closing Date shall be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                           (v) The Company has the direct and indirect subsidiaries identified on Exhibit A hereto (together, the "Subsidiaries" and individually a "Subsidiary"). The Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity other than the Subsidiaries. Each Subsidiary is a bank, corporation or business trust duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization. Each such Subsidiary has full corporate and other power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted. The deposit accounts of the Bank of Blue Valley are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Offerors, threatened.

                           (vi) The Company and each of the Subsidiaries is duly qualified to transact business as a foreign corporation, bank or trust, as the case may be, and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects, stockholders' equity or results of operations of the Offerors and the Subsidiaries,





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         as the case may be, on a consolidated basis. All of the issued and outstanding shares of capital stock of the Subsidiaries (A) have been duly authorized and are validly issued, (B) are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 or 12 U.S.C. Section 1831o, and (C) except as disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim or equity. Except as disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding rights, warrants or options to acquire or instruments convertible into or exchangeable for any capital stock or equity securities of the Company or the Subsidiaries.

                           (vii) The capital stock of the Company and the equity securities of the Trust conform to the description thereof contained in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The outstanding shares of capital stock and equity securities of each Offeror have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of an Offeror; no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Trust. Except as disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding rights, options or warrants to acquire any securities of the Offerors, and there are no outstanding securities convertible into or exchangeable for any such securities and no restrictions upon the voting or transfer of any capital stock of the Company or equity securities of the Trust pursuant to the Company's articles of incorporation or bylaws, the Trust Agreement or any agreement or other instrument to which an Offeror is a party or by which an Offeror is bound.

                           (viii) (A) The Trust has all requisite power and authority to issue, sell and deliver the Designated Preferred Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement and the Prospectus. All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Preferred Securities in accordance with such terms and conditions has been validly and sufficiently taken. The Designated Preferred Securities, when delivered in accordance with this Agreement, shall be duly and validly issued and outstanding, shall be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, shall be entitled to the benefits of the Trust Agreement, shall not be issued in violation of or subject to any preemptive or similar rights, and shall conform to the description thereof in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Trust Agreement. None of the Designated Preferred Securities, immediately prior to delivery, shall be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

                                    (B) The Debentures have been duly and
         validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, shall constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and shall





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

         conform to the description thereof contained in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                    (C) The Guarantee has been duly and validly
         authorized, and, when duly and validly executed and delivered to the Guarantee Trustee for the benefit of the Trust, shall constitute a valid and legally binding obligation of the Company and shall conform to the description thereof contained in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                    (D) The Agreement as to Expenses and
         Liabilities between the Company and the Trust (the "Expense Agreement") has been duly and validly authorized, and, when duly and validly executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company and shall conform to the description thereof contained in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                           (ix) The Company and the Subsidiaries have complied in all material respects with all federal, state and local statutes, regulations, ordinances and rules applicable to the ownership and operation of their properties and the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted. Neither the Company nor any non-banking Subsidiary of the Company engages directly or indirectly in any activity prohibited by the Board of Governors of the Federal Reserve System or the BHC Act or the regulations promulgated thereunder.

                           (x) The Company and the Subsidiaries have all material permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted. All such Permits are in full force and effect and the Company and the Subsidiaries are in all material respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Such Permits contain no restrictions that would materially impair the ability of the Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Company nor any of the Subsidiaries has received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

                           (xi) Neither the Company nor any of the Subsidiaries is in breach or violation of its corporate articles of incorporation or charter, by-laws or other governing documents (including without limitation, the Original Trust Agreement) in any material respect. Neither the Company nor any of the Subsidiaries is, and to the knowledge of the Offerors no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement,





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         obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound, which breach, violation or default could have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company or the Subsidiaries on a consolidated basis (provided that the foregoing shall not apply to defaults by any borrower of the Bank of Blue Valley) and, to the knowledge of the Company, no other party has asserted that the Company or any of the Subsidiaries is in such violation, breach or default, except to the extent disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus)), and (B) except as disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their respective properties the breach, violation or default of which could have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company or the Subsidiaries on a consolidated basis.


                           (xii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the other documents and agreements referred to therein do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Subsidiaries or the Designated Preferred Securities pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the organizational documents of the Company or the Subsidiaries, the Trust Agreement, the Guarantee, the Indenture, the Expense Agreement, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or of their respective properties which conflict, creation, imposition, breach, violation or default would have, either singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operation of the Company and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture, the Guarantee, the Expense Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except for the registration of the Designated Preferred Securities under the 1933 Act and the Trust Indenture Act and the qualification for listing of the Designated Preferred Securities by the American Stock Exchange LLC, and such as may be required under state securities laws or Interpretations or Rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.


                           (xiii) The Offerors have all requisite corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement has been duly authorized by the Company, and, when executed and delivered by the Company on the Closing Date, each of said agreements shall constitute a valid and legally binding obligation of the Company and shall be enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act and conforms to the description thereof contained in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                           (xiv) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or such as do not materially affect the value of such property in the aggregate or do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Company or the Subsidiaries hold real or personal property are valid, existing and enforceable leases and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default in any material respect of any of the terms or provisions of any material leases.

                           (xv) Baird, Kurtz & Dobson, who have certified certain of the consolidated financial statements of the Company and the Subsidiaries, including the notes thereto, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants with respect to the Company and the Subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

                           (xvi) The consolidated financial statements, including the notes thereto, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) with respect to the Company and the Subsidiaries, comply in all material respects with the 1933 Act and the 1933 Act Regulations and present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders' equity of the Company and the Subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected and summary consolidated financial data concerning the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information set forth therein, and have been compiled on a basis consistent with that of the consolidated financial statements of the Company and the Subsidiaries in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The other financial, statistical and numerical information included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) complies in all material respects with the 1933 Act and the 1933 Act Regulations, presents fairly the information shown therein, and, to the extent applicable, has been compiled on a basis consistent with the consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                           (xvii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except as otherwise stated therein:

                                            (A)      neither the Offerors nor
                  any of the Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action which is material to the condition (financial or otherwise), earnings, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis;

                                            (B)      there has not been any
                  material adverse change in, or any development which to the knowledge of the Offerors is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                                            (C)      neither the Company nor any
                  of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the condition (financial or otherwise), earnings, business, prospects or results of operation of the Company or Subsidiaries on a consolidated basis;

                                            (D)      neither of the Offerors has
                  declared or paid any dividend, and neither the Company nor any of the Subsidiaries has become delinquent in the payment of principal or interest on any outstanding borrowings; and

                                            (E)      there has not been any
                  change in the capital stock, equity securities, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Company or the Subsidiaries.

                           (xviii) Except as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against the Company or the Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and is not so disclosed.

                           (xix) There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations or the Trust Indenture Act (or any rules or regulations thereunder) which have not been filed as exhibits to the Registration Statement, or that are required to be summarized in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) that are not so summarized.

                           (xx) The Offerors have not taken, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offerors to facilitate the sale or resale of the Designated Preferred Securities, and neither of the Offerors is aware of any such action taken or to be taken by any affiliate of the Offerors.

                           (xxi) The Company and the Subsidiaries own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and neither the Company nor the Subsidiaries have received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, and the Offerors do not know of any basis for such infringement or conflict individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xxii) Except as adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no labor dispute involving the Company or the Subsidiaries exists or, to the knowledge of the Offerors, is imminent which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis which is required to be disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                           (xxiii) The Company and the Subsidiaries have timely and properly prepared and filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. The Offerors have no knowledge of any tax deficiency which has been or might be assessed against the Company or the Subsidiaries which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xxiv) Each of the material contracts, agreements and instruments described or referred to in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and each contract, agreement and instrument filed as an exhibit to the Registration Statement is in full force and effect and is the legal, valid and binding agreement of the Company or the Subsidiaries, enforceable against it (and, to the knowledge of the Company, against the other party(ies) thereto) in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally. Except as disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any Subsidiary is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder and, to the knowledge of the Offerors, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder.

                           (xxv) No relationship, direct or indirect, exists between or among the Company or the Subsidiaries, on the one hand, and the directors, officers, trustees, shareholders, customers or suppliers of the Company or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which is not adequately described therein.

                           (xxvi) No person has the right to request or require the Company or the Subsidiaries to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Designated Preferred Securities except as adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                           (xxvii) The Designated Preferred Securities have been approved for listing on the American Stock Exchange LLC subject to official notice of issuance.

                           (xxviii) Except as described in or contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no contractual encumbrances or restrictions or material legal restrictions required to be described therein, on the ability of the Subsidiaries to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Company.

                           (xxix) Neither of the Offerors is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


                           (xxx) The Offerors have not distributed and will not distribute prior to the Closing Date any prospectus in connection with the offering contemplated hereby, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by the Representative.


                           (xxxi) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization, and (D) the recorded accounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                           (xxxii) Except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is no factual basis for any action, suit or other proceeding involving the Company or the Subsidiaries or any of their material assets for any failure of the Company or any of the Subsidiaries, or any predecessor thereof, to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment; except where such action, suit or other proceeding would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. Except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or as would not have material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, none of the property owned or leased by the Company or any of the Subsidiaries is contaminated with any waste or hazardous substances, and neither the Company nor any of the Subsidiaries may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in ss.9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.9601 et seq.

                           (xxxiii) The Company and the Subsidiaries maintain insurance covering in all material respects their properties, personnel and business. Such insurance insures against such losses and risks as, in the judgment of the executive officers of the Company, are adequate to protect in all material respects the Company and the Subsidiaries and their businesses. Neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures shall have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and shall be outstanding and duly in force on the Closing Date and, if applicable, the Option Closing Date, with such exceptions as would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.


         3. OFFERING BY THE UNDERWRITERS. After the Registration Statement becomes effective or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriters shall, subject to the terms and conditions hereof, offer the Firm Preferred Securities for sale to the public upon the terms and conditions set forth in the Prospectus. The Underwriters may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Trust shall not be reduced as a result of such reduction or change. Because the NASD is expected to view the Preferred Securities as interests in a direct participation program, the offering of the Preferred Securities is being made in compliance with the applicable provisions of Rule 2810 of the NASD's Conduct Rules.



                  The Underwriters may reserve and sell such of the Designated Preferred Securities purchased by the Underwriters as the Underwriters may elect to dealers chosen by them (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.



         4. CERTAIN COVENANTS OF THE OFFERORS. The Offerors jointly and severally covenant with the Underwriters as follows:



                  (a) The Offerors shall cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then the Offerors shall prepare and file in accordance with Rule 430A and Rule 424(b) copies of the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and shall provide evidence satisfactory to the Representative of such timely filing.



                  (b) The Offerors shall notify the Representative immediately, and confirm such notice in writing:


                           (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed;

                           (ii) of the receipt of any comments or requests from the Commission relating to the Registration Statement or the Prospectus;

                           (iii) of any request of the Commission to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; and

                           (iv) of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Designated Preferred Securities for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Offerors shall use their best efforts to prevent the issuance of any such stop order or of any other such order and, if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.


                  (c) The Offerors shall furnish to the Underwriters, from time to time without charge, as soon as available, as many copies as the Underwriters may reasonably request of (i) the registration statement as originally filed and of all amendments thereto, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents filed therewith, (iii) all consents and certificates of experts in executed form, (iv) each Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.



                  (d) During the time when a prospectus is required to be delivered under the 1933 Act in connection with sales by the Underwriters or any dealer, the Offerors shall comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Designated Preferred Securities as contemplated herein and in the Trust Agreement and the Prospectus. The Offerors shall not file any amendment to the registration statement as originally filed or to the Registration Statement and shall not file any amendment thereto or make any amendment or supplement to any Preliminary Prospectus or to the Prospectus of which the Representative shall not previously have been advised in writing and provided a copy a reasonable time prior to the proposed filings thereof or to which the Representative or its counsel shall reasonably object. If it is necessary, in the Company's reasonable opinion or in the reasonable opinion of the Company's counsel, to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Designated Preferred Securities, the Offerors shall forthwith amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission (provided the Representative or its counsel does not reasonably object), and furnishing to the Underwriters, such number of copies as the Underwriters may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance reasonably satisfactory to the Representative and its counsel). If, at any time when a prospectus relating to the Preferred Securities is required to be delivered under the 1933 Act or the 1933 Act Regulations in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of a material fact or to include a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the

Prospectus to comply with the 1933 Act and the 1933 Act Regulations, the Offerors shall, subject to the second sentence of this subsection (d), forthwith at its cost and expense amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to the Underwriters, such number of copies as the Underwriters may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance reasonably satisfactory to the Representative and its counsel) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



                  (e) The Offerors shall cooperate with the Representative and its counsel in order to qualify the Designated Preferred Securities for offering and sale under the securities or blue sky laws of such jurisdictions within the United States of America as the Representative may reasonably request and shall continue such qualifications in effect so long as may be advisable for distribution of the Designated Preferred Securities; provided, however, that the Offerors shall not be required to qualify to do business as a foreign corporation or file a general consent to service of process in any jurisdiction in connection with the foregoing. The Offerors shall file such statements and reports as may be required by the laws of each jurisdiction in which the Designated Preferred Securities have been qualified as above. The Offerors shall notify the Representative immediately of, and confirm in writing, the suspension of qualification of the Designated Preferred Securities or threat thereof in any jurisdiction.



                  (f) The Offerors shall make generally available to their security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations and furnish to the Representative as soon as practicable, but in any event not later than 16 months after the Effective Date, a consolidated earnings statement of the Offerors conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations.



                  (g) The Offerors shall use the proceeds from the sale of the Designated Preferred Securities to be sold by the Trust hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds."



                  (h) For 5 years from the Effective Date, the Offerors shall furnish to the Representative copies of all reports and communications (financial or otherwise) furnished by the Offerors to the holders of the Designated Preferred Securities or its common stock as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission) or with or any national securities exchange or self-regulatory organization, and such other documents, reports and information concerning the business and financial condition of the Offerors as the Representative may reasonably request, other than such documents, reports and information for which the Offerors has the legal obligation not to reveal to the Representative.



                  (i) For a period of 180 days from the Effective Date, the Offerors shall not, without the Representative's prior written consent, directly or indirectly offer, sell, contract to sell or otherwise dispose of Preferred Securities other than pursuant to this Agreement, any other beneficial interests in the assets of the Trust or any securities of the Trust or the Company that are substantially similar to the Preferred Securities or the Debentures, including any guarantee of such beneficial interests or substantially similar securities, or securities convertible into or exchangeable for or that represent the right to receive any such beneficial interest or substantially similar securities.

                  (j) The Offerors shall, as provided in the Trust Agreement and the Indenture, use their best efforts to cause the Designated Preferred Securities to become listed on the American Stock Exchange LLC or in lieu thereof another national securities exchange. If the Designated Preferred Securities are exchanged for Debentures, the Company shall, as provided in the Trust Agreement and the Indenture, use its best efforts to have the Debentures promptly listed on the American Stock Exchange LLC or another organization on which the Designated Preferred Securities are then listed, and to have the Debentures promptly registered under the 1934 Act.


                  (k) Subsequent to the date of this Agreement and through the date which is the later of (i) the day following the date on which the Underwriters' Option to purchase the Option Preferred Securities shall expire or
(ii) the day following the Option Closing Date with respect to any Option Preferred Securities that the Underwriters shall elect to purchase, except as described in or contemplated by the Prospectus, neither the Company nor any of the Subsidiaries shall take any action (or refrain from taking any action) which shall result in the Company or the Subsidiaries incurring any material liability or obligation, direct or contingent, or enter into any material transaction, except in the ordinary course of business, and there shall not be any material change in the financial position, capital stock, or any material increase in long-term debt, obligations under capital leases or short-term borrowings (except for repurchase agreements in the ordinary course of business consistent with past practice) of the Company and the Subsidiaries on a consolidated basis.


                  (l) The Offerors shall not take, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to (i) cause or result in stabilization or manipulation of the price of any security of the Offerors to facilitate the sale or resale of the Designated Preferred Securities or (ii) otherwise violate the Commission's Regulation M, and the Offerors are not aware of any such action taken or to be taken by any affiliate of the Offerors.


                  (m) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Offerors shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, the Subsidiaries or the offering of the Designated Preferred Securities without the Representative's prior written consent.


                  (n) The Offerors shall comply with all registration, filing and reporting requirements of the 1934 Act for so long as the Preferred Securities or the Debentures shall remain outstanding.


                  (o) The Offerors shall not, for a period of 180 days after the date hereof, without the prior written consent of the Representative, purchase, redeem or call for redemption, or prepay or give notice of prepayment (or announce any redemption or call for redemption, any prepayment or notice of prepayment) of any of the Offerors' securities, other than the redemption of the Preferred Securities pursuant to their terms and as contemplated in the Prospectus.

         5. PAYMENT OF EXPENSES. Whether or not this Agreement is terminated or the sale of the Designated Preferred Securities to the Underwriters is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all of its costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including:


                  (a) the preparation, printing, filing, delivery and shipping of the initial registration statement, the Preliminary Prospectus or Prospectuses, the Registration Statement and the Prospectus and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, selected dealers agreements);

                  (b) all fees, expenses and disbursements of the counsel and accountants for the Offerors;


                  (c) all fees and expenses incurred in connection with the qualification of the Designated Preferred Securities, Debentures and the Guarantee under the securities or blue sky laws of such jurisdictions as the Representative may request, including all filing fees and fees and disbursements of counsel to the Representative in connection therewith, including, without limitation, in connection with the preparation of the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto (provided, however, that the aggregate amount payable by the Company to counsel for the Representative with respect to the matters described in this Section 5(c) shall not exceed $7,500);


                  (d) all fees and expenses incurred in connection with filings made with the NASD and DTC;

                  (e) any applicable fees and other expenses incurred in connection with the listing of the Designated Preferred Securities and, if applicable, the Guarantee and the Debentures on the American Stock Exchange LLC;


                  (f) the cost of furnishing to the Underwriters copies of the initial registration statement, any Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;


                  (g) the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel to any transfer agent or registrar;


                  (h) all costs and expenses (including stock transfer taxes) incurred in connection with the printing, issuance and delivery of the Designated Preferred Securities to the Underwriters;


                  (i) all expenses incident to the preparation, execution and delivery of the Trust Agreement, the Indenture, the Guarantee and the Expense Agreement; and

                  (j) all other costs and expenses incident to the performance of the obligations of the Offerors hereunder and under the Trust Agreement that are not otherwise specifically provided for in this Section 5.

                  If the sale of Designated Preferred Securities contemplated by this Agreement is not completed due to the termination of this Agreement pursuant to the terms hereof (other than pursuant to Section 9 hereof), the Company shall pay the Representative its accountable out-of-pocket expenses in connection herewith or in contemplation of the performance of the Representative's obligations hereunder, including travel expenses, reasonable fees, expenses and disbursements of counsel or other out-of-pocket expenses incurred by the Representative in connection with any discussion of the offering of the Designated Preferred Securities or the contents of the Registration Statement, any investigation of the Company and the Subsidiaries, or any preparation for the marketing, purchase, sale or delivery of the Designated Preferred Securities, in each case following presentation of reasonably detailed invoices therefor; provided, however, that in no event shall the obligations of the Company with respect to the matters described in this paragraph exceed $75,000 in the aggregate (provided that such amounts shall be in addition to any expenses payable under Section 5(c) hereof).




                  If the sale of Designated Preferred Securities contemplated by this Agreement is completed, the Company shall not be responsible for payment of fees or disbursements of counsel to the Representative other than in accordance with paragraph (c) above, or for the reimbursement of any expenses of the Underwriters.



         6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Firm Preferred Securities and, following exercise of the Option granted by the Offerors in Section 1 of this Agreement, the Option Preferred Securities, are subject, in the Representative's discretion, to the accuracy of and compliance with the representations and warranties and agreements of the Offerors herein as of the date hereof and as of the Closing Date (or in the case of the Option Preferred Securities, if any, as of the Option Closing Date), to the accuracy of the written statements of the Offerors made pursuant to the provisions hereof, to the performance by the Offerors of their covenants and obligations hereunder and to the following additional conditions:



                  (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective prior to the time of execution hereof, the Registration Statement shall become effective not later than 10:00 a.m., St. Louis time, on the first business day following the time of execution of this Agreement, or at such later time and date as the Representative may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and Section 4(a) hereof. No stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Offerors or the Representative, shall be contemplated by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to the Representative and complied with to the satisfaction of the Representative and to the satisfaction of counsel for the Representative.

                  (b) No Underwriter shall have advised the Company at or before the Closing Date (and, if applicable, the Option Closing Date) that the Registration Statement or any post-effective amendment thereto, or the Prospectus or any amendment or supplement thereto, contains an untrue statement of a fact which, in such Underwriter's opinion, is material or omits to state a fact which, in such Underwriter's opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading.



                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Trust Agreement, and the Designated Preferred Securities, and the authorization and form of the Registration Statement and Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby or by the Trust Agreement shall be satisfactory in all material respects to counsel to the Representative, and the Company and the Subsidiaries shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.



                  (d) Blackwell Sanders Peper Martin, LLP, counsel to the Offerors, shall have furnished to the Representative on behalf of the Underwriters its signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel to the Representative to the effect that:


                           (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Kansas, and is duly registered as a bank holding company under the BHC Act. Each of the Subsidiaries is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company and the Subsidiaries has full power (corporate and otherwise) and authority to own or lease its properties and to conduct its business as such business is described in the Prospectus and is currently conducted in all material respects. All outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Sections 55 and 1831o and, to the best of such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding rights, options or warrants to purchase any such shares or securities convertible into or exchangeable for any such shares.

                           (ii) The capital stock, the Debentures and the Guarantee of the Company and the equity securities of the Trust conform to the description thereof contained in the Registration Statement and the Prospectus in all material respects. To the best of such counsel's knowledge, the capital stock of the Company authorized and issued as of March 31, 2000 is as set forth under the caption "Capitalization" in the Prospectus, has been duly authorized and validly issued, and is fully paid and nonassessable. To the best of such counsel's knowledge, there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or equity securities of the Trust, except as described in the Prospectus. The articles of incorporation of the Company have been duly and validly amended to read as described in the Proxy Statement, dated December 20, 1999, distributed to each of the record shareholders of the

         Company. The Company's 4 for 1 stock split has been duly and validly effected as of January 20, 2000, in accordance with applicable Kansas law.


                           (iii) The issuance, sale and delivery of the Debentures in accordance with the terms and conditions of this Agreement, the Trust Agreement and the Indenture have been duly authorized by all necessary actions of the Company. The Designated Preferred Securities shall conform to the description thereof in the Registration Statement, the Prospectus and the Trust Agreement. The Designated Preferred Securities have been approved for listing on the American Stock Exchange LLC, subject to official notice of issuance. There are no preemptive or other rights to subscribe for or to purchase, and, other than as disclosed in the Prospectus, no restrictions upon the voting or transfer of, any shares of capital stock or equity securities of the Company or the Subsidiaries pursuant to the articles of incorporation or charter, by-laws or other governing documents (including without limitation, the Trust Agreement) of the Company or the Subsidiaries, or, to the best of such counsel's knowledge, any agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound.



                           (iv) The Company has all requisite corporate power, to enter into and perform their obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, except as the enforcement hereof or thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.


                           (v) Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                           (vi) The Debentures have been duly authorized, executed, authenticated and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                           (vii) The Expense Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                           (viii) Neither the Offerors nor, to the best of such counsel's knowledge, any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its articles of incorporation, charter, by-laws or governing document (including without limitation, the Trust Agreement). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and the Trust Agreement do not and shall not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Subsidiaries or the Designated Preferred Securities pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, (A) any of the terms, provisions or conditions of the articles of incorporation, charter, by-laws or governing document (including without limitation, the Trust Agreement) of the Company or the Subsidiaries, or any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the Company or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound and which are required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations or the Trust Indenture Act (or any rules or regulations thereunder) or (B) any order, decree, judgment, franchise, license, Permit (as defined in paragraph xvii), rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Company or the Subsidiaries or any of their respective properties which, in each case, is material to the Company and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under Kansas law in connection with the transactions contemplated by this Agreement in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.


                           (ix) To the best of such counsel's knowledge, holders of securities of the Offerors do not have any right that, if exercised, would require the Offerors to cause such securities to be included in the Registration Statement or have waived such right. To the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Offerors.

                           (x) Except as set forth in the Registration Statement and the Prospectus, (i) no action, suit or proceeding at law or in equity is pending or, to the best of such counsel's knowledge, threatened in writing to which the Company or any Subsidiary is or may be a party, and (ii) no action, suit or proceeding is pending or, to the best of such counsel's knowledge, threatened in writing against or affecting the Company or any Subsidiary or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein in either situation described in (i) or (ii) above an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of this Agreement or the issuance and sale of the Designated Preferred Securities as contemplated herein or the condition (financial or otherwise), earnings, business, or results of operations of the Company and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus and, in each case, is not so disclosed.

                           (xi) No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act and the Trust Indenture Act and from the American Stock Exchange LLC (relating to the listing of the Designated Preferred Securities) and except such as may be required under state securities laws or Interpretations or Rules of the NASD in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.


                           (xii) The Registration Statement and the Prospectus and any amendments or supplements thereto (other than the financial statements or other financial or statistical data included therein or omitted therefrom and Underwriters' Information, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations as of the effective date of the Registration Statement.

                           (xiii) To the best of such counsel's knowledge, there are no contracts, agreements, leases or other documents of a character required to be disclosed in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so disclosed or filed therein for reference.

                           (xiv) The statements under the captions "Business," "Regulation and Supervision," "Description of Trust Preferred Securities," "Description of Junior Subordinated Debentures," "Description of Trust Preferred Securities Guarantee," "Description of Expense Agreement," "Relationship Among the Trust Preferred Securities, the Junior Subordinated Debentures and the Trust Preferred Securities Guarantee," "Material Federal Income Tax Consequences," and "ERISA Considerations," in the Registration Statement or the Prospectus, insofar as such statements constitute a summary of legal and regulatory matters, documents or instruments referred to therein, are accurate descriptions of the matters summarized therein in all material respects and fairly present the information called for with respect to such legal matters, documents and instruments, other than financial and statistical data, as to which such counsel shall not be required to express any opinion or belief.

                           (xv) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened by the Commission.

                           (xvi) Except as described in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions, required to be described therein on the ability of the Subsidiaries to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Company.

                           (xvii) To the best of such counsel's knowledge, (A) the business and operations of the Company and the Subsidiaries comply in all material respects with all statutes, laws, rules and regulations applicable thereto and which are material to the Offerors and the Subsidiaries on a consolidated basis, except in those instances where non-compliance would not materially impair the ability of the Company and the Subsidiaries to conduct their business and would not have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects, affairs or results of operations of the Company and the Subsidiaries on a consolidated basis; and (B) the Company and the Subsidiaries possess and are operating in all material respects in compliance with the terms, provisions and conditions of all permits, consent, licenses, franchises and governmental and regulatory authorizations ("Permits") required to conduct their businesses as described in the Registration Statement and the Prospectus and which are material to the Company and the Subsidiaries on a consolidated basis, except in those instances where the loss thereof or non-compliance therewith would not have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects, affairs or results of operations of the Company and the Subsidiaries on a consolidated basis; to the best of such counsel's knowledge, all such Permits are valid and in full force and effect, and, to the best of such counsel's knowledge, no action, suit or proceeding is pending or threatened which may lead to the revocation, termination, suspension or non-renewal of any such Permit, except in those instances where the loss thereof or non-compliance therewith would not materially impair the ability of the Company or the Subsidiaries to conduct their businesses.

                           (xviii) Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Designated Preferred Securities and the application of the proceeds thereof as described in the Prospectus, neither the Company nor the Trust will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  In giving the above opinion, such counsel may state (1) that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Offerors including, without limitation, certificates as to the identity of any and all material contracts, indentures, mortgages, deeds of trust, loans or credit agreements, notes, leases, franchises, licenses or other agreements or instruments, and all material permits, easements, consents, licenses, franchises and government regulatory authorizations for purposes of paragraphs (viii), (xiii) and (xvii) hereof, (2) that its opinion is limited to matters governed by the federal laws of the United State of America and the laws of the State of Kansas, and (3) that it has, to the extent it deems proper, relied upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Subsidiaries, and upon certificates of public officials. In giving such opinion, such counsel may rely upon the opinion of Morris, Nichols, Arsht & Tunnell described herein as to matters of Delaware law.


                  Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with certain officers and representatives of the Offerors and with their independent public accountants and with the Representative and counsel for the Representative, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus (without taking further action to verify independently the statements made in the Registration Statement and the Prospectus, and without assuming responsibility for the accuracy or completeness of such statements, except to the extent expressly provided above) and such counsel has no reason to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements, notes thereto and the related schedules and other financial, accounting and statistical data included therein or omitted therefrom or the Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements, the notes thereto and the related schedules and other financial, accounting and statistical data included therein or omitted therefrom or the Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date and, if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (C) that there is any amendment to the Registration Statement required to be filed that has not already been filed.



                  (e) Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Offerors, shall have furnished to the Representative on behalf of the Underwriters its signed opinion, dated as of Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to such counsel, to the effect that:


                           (i) The Trust has been duly formed and is validly existing in good standing as a business trust under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the requisite business trust power and authority to conduct its business as described in the Registration Statement and the Prospectus.


                           (ii) Each of this Agreement and the Trust
         Agreement is a legal, valid and binding agreement of the Trust and the Trustees, and is enforceable against the Company, as depositor, and the Trustees, in accordance with their respective terms.


                           (iii) Under the Trust Agreement and the Delaware Business Trust Act, the execution and delivery of this Agreement by the Trust, and the performance by the Trust of its obligations hereunder, have been authorized by all requisite trust action on the part of the Trust.


                           (iv) The Designated Preferred Securities have been duly authorized for issuance by the Trust Agreement and, when issued and sold in accordance with the Trust Agreement and this Agreement, the Designated Preferred Securities will be, subject to the qualifications set forth in paragraph (v) below, fully paid and nonassessable beneficial interests in the assets of the Trust and will entitle the holder thereof to the benefits of the Trust Agreement. The certificate evidencing the Designated Preferred Securities is in due and proper form and complies with any applicable requirements of the Delaware Business Trust Act.

                           (v) Under the Trust Agreement and the Delaware Business Trust Act, holders of Designated Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation on personal liability extended to shareholders of private, for-profit corporations organized under the General Corporation Law of the State of Delaware. Such opinion may note that the holders of Designated Preferred Securities may be obligated to make payments or provide indemnity or security as set forth in the Trust Agreement.

                           (vi) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Designated Preferred Securities is not subject to preemptive rights.

                           (vii) The issuance and sale by the Trust of the Designated Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate (a) the Trust Agreement, or (b) any applicable Delaware law, rule or regulation.

                  Such opinion may state that it is limited to the laws of the State of Delaware and that the opinion expressed in paragraphs (ii) and (iv) above is subject to the effect upon the Trust Agreement of (1) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (2) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (3) considerations of public policy and the effect of applicable law relating to fiduciary duties.


                  (f) Lewis, Rice & Fingersh, L.C., counsel to the Representative, shall have furnished to the Representative on behalf of the Underwriters its signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, with respect to the sufficiency of all corporate procedures and other legal matters relating to this Agreement, the validity of the Designated Preferred Securities, the Registration Statement, the Prospectus and such other related matters as the Representative may reasonably request and there shall have been furnished to such counsel such documents and other information as they may request to enable them to pass on such matters. In giving such opinion, Lewis, Rice & Fingersh, L.C. may rely as to matters of fact upon statements and certifications of officers of the Offerors and of other appropriate persons and may rely as to matters of law, other than law of the United States and the State of Missouri, upon the opinions of Blackwell Sanders Peper Martin, LLP and Morris, Nichols, Arsht & Tunnell.



                  (g) On the date of this Agreement and on the Closing Date (and, if applicable, any Option Closing Date), the Representative on behalf of the Underwriters shall have received from Baird, Kurtz & Dobson a letter, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to the Representative, confirming that they are independent public accountants with respect to the Company and the Subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations, and stating in effect that:


                           (i) In their opinion, the consolidated financial statements and schedules of the Company audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

                           (ii) On the basis of the procedures specified by the American Institute of Certified Public Accountants as described is SAS No. 71, "Interim Financial Information," inquiries of officials of the Company responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, which procedures do not constitute an audit in accordance with U.S. generally accepted auditing standards, nothing came to the attention that caused them to believe that, if applicable, the unaudited interim consolidated financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and 1933 Act Regulations or are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent, except as noted in the Registration Statement, with the basis for the audited consolidated financial statements of the Company included in the Registration Statement.

                           (iii) On the basis of limited procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited condensed consolidated financial statements of the Company inspection of the minute books of the Company since the date of the latest audited financial statements of the Company included in the Registration Statement and the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:


                                    (A) as of a specified date not more than
                  five days prior to the date of such letter, there have been any changes in the consolidated capital stock of the Company, any increase in the consolidated debt of the Company, any decreases in consolidated total assets or shareholders' equity of the Company or any changes, decreases or increases in other items specified by the Representative, in each case as compared with amounts shown in the latest unaudited interim consolidated statement of financial condition of the Company included in the Registration Statement and the Prospectus, except in each case for changes, increases or decreases which the Registration Statement and the Prospectus specifically discloses that have occurred or may occur or which are described in such letter; and



                                    (B) for the period from the date of the
                  latest unaudited interim consolidated financial statements of the Company included in the Registration Statement and the Prospectus to the specified date referred to in Clause
                  (iii)(A), there were any decreases in the consolidated interest income, net interest income, or net income of the Company or in the per share amount of net income of the Company or any changes, decreases or increases in any other items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for increases or decreases which the Registration Statement and the Prospectus discloses have occurred or may occur, or which are described in such letter.

                           (iv) In addition to the audit referred to in their report included in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative which are derived from the general accounting records and consolidated financial statements of the Company which appear in the Registration Statement and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company and have found them to be in agreement.



                  In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases as specified in Clauses
(iii)(A) or (iii)(B), above, or any exceptions from such agreement specified in Clause (iv) above, it shall be a further condition to the obligations of the Underwriters that the Representative shall have determined, after discussions with officers of the Company responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect a material adverse change in the items specified in Clause (iii)(A) above as compared with the amounts shown in the latest audited consolidated statement of financial condition of the Company included in the Registration Statement, (y) reflect a material adverse change in the items specified in Clause (iii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Representative, or (z) reflect a material change in items specified in Clause (iv) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriters in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.



                  (h) At the Closing Date and, if applicable, the Option Closing Date, the Representative shall have received certificates of the chief executive officer and the chief financial and accounting officer of the Company, which certificates shall be deemed to be made on behalf of the Company dated as of the Closing Date and, if applicable, the Option Closing Date, evidencing satisfaction of the conditions of Section 6(a) and (1) stating that
(i) the representations and warranties of the Company set forth in Section 2(a) hereof are true and correct as of the Closing Date and, if applicable, the Option Closing Date, and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Date and, if applicable, the Option Closing Date, (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus and other than as referred to therein, there has not been any material adverse change in the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries taken on a consolidated basis, (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material transaction entered into by the Company or the Subsidiaries other than transactions in the ordinary course of business, (iv) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date (and, if applicable, the Option Closing Date), contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (2) covering such other matters as the

Representative may reasonably request. The officers' certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or, to their knowledge, threatened.



                  (i) At the Closing Date and, if applicable, the Option Closing Date, the Representative shall have received a certificate of an authorized representative of the Trust to the effect that to the best of his or her knowledge based upon a reasonable investigation, the representations and warranties of the Trust in this Agreement are true and correct as though made on and as of the Closing Date (and, if applicable, the Option Closing Date), the Trust has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Trust on or prior to the Closing Date and since the most recent date as of which information is given in the Prospectus, except as contemplated by the Prospectus, the Trust has not incurred any material liability or obligation, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise) of the Trust.



                  (j) On the Closing Date, the Representative shall have received duly executed counterparts of the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement.


                  (k) The NASD, upon review of the terms of the public offering of the Designated Preferred Securities, shall not have objected to the Underwriters' participation in such offering.


                  (l) Prior to the Closing Date and, if applicable, the Option Closing Date, the Offerors shall have furnished to the Representative and counsel for the Representative all such other documents, certificates and opinions as they have reasonably requested.



                  All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representative. The Offerors shall furnish the Representative with conformed copies of such opinions, certificates, letters and other documents as the Representative shall reasonably request.



                  If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all of the Underwriters' obligations hereunder may be terminated by the Representative on notice to the Company at, or at any time before, the Closing Date or the Option Closing Date, as applicable. Any such termination shall be without liability of the Underwriters to the Offerors.


         7.       INDEMNIFICATION AND CONTRIBUTION.


                  (a) The Offerors agree to jointly and severally indemnify and hold harmless each Underwriter, each of its directors, officers and agents, and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorney fees and expenses), joint or several, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Company or the Trust contained in Section 2(a) of this Agreement (or any certificate delivered by the Company or the Trust pursuant to

Sections 6(h), 6(i) or 6(l) hereof) or the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, (ii) any blue sky application or other document executed by the Company or the Trust specifically for that purpose or based upon written information furnished by the Company or the Trust filed in any state or other jurisdiction in order to qualify any of the Designated Preferred Securities under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), (iii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorney fees), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) the enforcement of this indemnification provision or the contribution provisions of Section 7(d); and shall reimburse each such indemnified party for any reasonable legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Offerors shall not be liable in any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with the Underwriters' Information; provided, that the indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or of any person controlling any Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that such Underwriter sold Designated Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to the Representative in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability the Company or the Trust may otherwise have to any such indemnified party.

                  (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each Offeror, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls an Offeror within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Offerors to each Underwriter, but only with respect to the Underwriters' Information or information related to any Underwriter furnished in writing to an Offeror through such Underwriter by or on its behalf expressly for use in a Blue Sky Application. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to any such indemnified party.

                  (c) If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party under this Section 7 (as provided in the last sentence of Section 7(a) and the last sentence of Section 7(b)), and further, shall only relieve it from liability under this Section 7 to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party or such controlling person) it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time and for all such indemnified parties and controlling persons, which firm shall be designated in writing by the indemnified party and shall be reasonably satisfactory to the indemnifying party. Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of the 1933 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                  (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Sections
(a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Designated Preferred Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The benefits received by the Underwriters on the one hand and the Offerors on the other shall be deemed to be allocated pro rata on the basis of the total underwriting discounts, commissions and compensation received by the Underwriters relative to the total net proceeds from the offering of the Designated Preferred Securities (before deducting expenses) received by the Offerors, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Offerors on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Each Offeror and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Preferred Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 7, each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each person who controls an Offeror within the meaning of the 1933 Act, each officer and trustee of an Offeror who signed the Registration Statement and each director of an Offeror shall have the same rights to contribution as the Offerors subject in each case to the preceding paragraph. The obligations of the Offerors under this Section 7 shall be in addition to any liability which the Offerors may otherwise have and the obligations of the Underwriters under this paragraph (d) shall be in addition to any liability that the Underwriters may otherwise have.

                  (e) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Offerors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling an Underwriter or by or on behalf of the Offerors, or such directors, trustees or officers (or any person controlling an Offeror),
(ii) acceptance of any Designated Preferred Securities and payment therefor hereunder, and (iii) any termination of this

Agreement. A successor of any Underwriter or of an Offeror, such directors, trustees or officers (or of any person controlling any Underwriter or an Offeror) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.


                  (f) The Company agrees to indemnify the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under this Section 7; provided, however, that this Section 7(f) shall not obligate the Offerors to make indemnification payments, in the aggregate, that exceed the amount that the Offerors would otherwise be obligated to pay under this Section 7.


         8. TERMINATION. The Representative shall have the right to terminate this Agreement at any time at or prior to the Closing Date or, with respect to the Underwriters' obligation to purchase the Option Preferred Securities, at any time at or prior to the Option Closing Date, without liability on the part of the Underwriters to the Offerors, if:


                  (a) Either Offeror shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;


                  (b) The Company or any of the Subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which in the judgment of the Representative materially impairs the investment quality of the Designated Preferred Securities;


                  (c) There has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any materially adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;


                  (d) There has occurred any outbreak of hostilities or other calamity or crisis or material change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in the Representative's reasonable judgment, impracticable to market the Designated Preferred Securities or enforce contracts for the sale of the Designated Preferred Securities;


                  (e) Trading generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market's National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority;

                  (f) A banking moratorium shall have been declared by either federal or Kansas authorities; or


                  (g) Any action shall have been taken by any government in respect of its monetary affairs which, in the Representative's reasonable judgment, has a material adverse effect on the United States securities markets.

                  The Offerors shall have the right to terminate this Agreement at any time at or prior to the Closing Date or, with respect to the sale of the Option Preferred Securities, at any time at or prior to the Option Closing Date, if a Tax Event, Investment Company Event or a Capital Treatment Event, as such terms are defined in the Registration Statement, shall have occurred.


                  If this Agreement shall be terminated pursuant to this Section 8, the Offerors shall not then be under any liability to the Underwriters except as provided in Sections 5 and 7 hereof.



         9. Default of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase Designated Preferred Securities hereunder, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Designated Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that no non-defaulting Underwriter shall be obligated to purchase Designated Preferred Securities to the extent that the number of such Designated Preferred Securities is more than 110% of such Underwriter's underwriting commitment set forth in Schedule I hereto.



                  In the event that the non-defaulting Underwriters are not obligated under the above paragraph to purchase the Designated Preferred Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Representative may in its discretion arrange for one or more of the Underwriters or for another party or parties to purchase such Designated Preferred Securities on the terms contained herein. If within one business day after such default the Representative does not arrange for the purchase of such Designated Preferred Securities, then the company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Representative to purchase such Designated Preferred Securities on such terms.



                  In the event that the Representative or the Company do not arrange for the purchase of any Designated Preferred Securities to which a default relates as provided above, this Agreement shall be terminated.



                  If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or a part of the Designated Preferred Securities of a defaulting Underwriter or Underwriters as provided in this
Section 9, (i) the Representative shall have the right to postpone the Closing Date for a period of not more than five full business days, in order to effect any changes that, in the opinion of counsel for the Underwriters or the Company, may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or agreements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which, in its opinion, may thereby be made necessary and (ii) the respective numbers of Designated Preferred Securities to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this agreement. Nothing herein contained shall relieve any defaulting Underwriter of any liability it may have for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for the provisions of Section 7.



         10. EFFECTIVE DATE OF AGREEMENT. If the Registration Statement is not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Representative when the Registration Statement becomes effective.



                  If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. St. Louis time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Representative shall release the Designated Preferred Securities for initial public offering. The Representative shall notify the Offerors immediately after it has taken any action which causes this Agreement to become effective.



                  Until such time as this Agreement shall have become effective, it may be terminated by the Offerors, by notifying the Representative, or by the Representative, by notifying either Offeror, except that the provisions of Sections 5 and 7 shall at all times be effective.



         11. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The representations, warranties, indemnities, agreements and other statements of the Offerors and their officers and trustees set forth in or made pursuant to this Agreement and the agreements of the Underwriters contained in Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Offerors or controlling persons of either Offeror, or by or on behalf of the Underwriters or controlling persons of the Underwriters or any termination or cancellation of this Agreement and shall survive delivery of and payment for the Designated Preferred Securities.



         12. NOTICES. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to either Offeror shall be sent to:
11935 Riley, Overland Park, Kansas 66225-6128, Attention: Robert D. Regnier, Chief Executive Officer (with a copy to Blackwell Sanders Peper Martin, 2300 Main Street, Suite 1000, Kansas City, Missouri 64108, Attention: Steven F. Carman, Esq.); and notices to the Underwriters shall be sent to Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, Ninth Floor, St. Louis, Missouri 63102, Attention: Rick E. Maples (with a copy to Lewis, Rice & Fingersh, L.C., 500 North Broadway, Suite 2000, St. Louis, Missouri 63102, Attention: Thomas C. Erb, Esq.). In all dealings with the Company under this Agreement, Stifel, Nicolaus & Company, Incorporated shall act as representative of and on behalf of the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by Stifel, Nicolaus & Company, Incorporated on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

         13. PARTIES. The Agreement herein set forth is made solely for the benefit of the Underwriters and the Offerors and, to the extent expressed, directors, trustees and officers of the Offerors, any person controlling the Offerors or the Underwriters, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, in its status as such purchaser, from the Underwriters of the Designated Preferred Securities.



         14. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Missouri, without giving effect to the choice of law or conflicts of law principles thereof.



         15. FACSIMILE EXECUTION AND COUNTERPARTS. This Agreement may be executed by facsimile and in one or more counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.


                     Signatures appear on the following page

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement between the Company, the Trust and you in accordance with its terms.


                                  Very truly yours,

                                           BLUE VALLEY BAN CORP.



                                           By:
                                              --------------------------------
                                           Print Name:
                                                      ------------------------
                                           Its:
                                               -------------------------------


                                           BVBC CAPITAL TRUST I



                                           By:
                                              --------------------------------
                                           Print Name:
                                                      ------------------------
                                           Its:     Administrative Trustee






CONFIRMED AND ACCEPTED,
as of                               .
      ------------------------------

STIFEL, NICOLAUS & COMPANY, INCORPORATED


By:
   -----------------------------------------------------------
Print Name:
           ---------------------------------------------------
Its:
    ----------------------------------------------------------


For itself and as Representative of the Underwriters named in Schedule I hereto

                                   SCHEDULE I
                                  UNDERWRITERS



             Underwriters                        Number of Preferred Securities
Stifel, Nicolaus & Company, Incorporated

                                    EXHIBIT A

                                  SUBSIDIARIES



         Bank of Blue Valley

         Blue Valley Building Corp.

         Blue Valley Investment Corporation

         BVBC Capital Trust I